UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period :	December 1, 2012 — November 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSMEX

Putnam Short-Term Municipal Income Fund

Annual report
11|30|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short-Term Municipal
Income Fund

Annual report
11 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	26

Federal tax information	53

About the Trustees	54

Officers	56

Consider these risks before investing: Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that 2013 has drawn to a close, a sigh of relief may be in order. The performance of financial markets in the United States and around the world has been better than many had anticipated at the start of the year, despite challenges such as fiscal woes, political wrangling, and geopolitical conflicts.

It appears that most developed economies are in recovery. The U.S. unemployment picture is improving, and economic growth has remained positive. Europe emerged from a multi-year recession in 2013, with growth in the 17-nation eurozone turning positive for the past two calendar quarters. The Japanese government’s aggressive stimulus policies have fostered growth, while China appears to have avoided a major slowdown.

Headwinds remain, however. The positive economic news makes it more likely that the Federal Reserve will taper its $85-billion-a-month bond-buying stimulus program. The end of this unprecedented initiative may test the stability of the recovery. Meanwhile, Washington lawmakers continue to assert different visions for the long-term federal budget, and may again resort to using the debt ceiling as a political instrument, which may unsettle markets.

With uncertainties still ahead, innovative and alternative investment ideas and approaches can be quite helpful to investors. In seeking returns for our shareholders, Putnam’s investment professionals employ fundamental research, active investing, and risk management strategies, and our diverse set of products is designed to address a wide range of financial goals.

It is also important to rely on the advice of your financial advisor, who can help guide you toward your investment goals, based on your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Short-Term Municipal Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund invests mainly in bonds that have short-term maturities from three years or less and are investment-grade in quality. The portfolio managers can select bonds with lower interest-rate sensitivity from a variety of state and local governments. Because a state's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA®
Portfolio Manager

Paul M. Drury, CFA®
Portfolio Manager

Susan A. McCormack, CFA®
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 11/30/13 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.24% ($702)
3.06% ($1,732)
5.42% ($3,070)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/13. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.06%
7.61%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1986–2012 (May 2013).

2 Short-Term Municipal Income Fund

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For the period, the fund had expense limitations, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

4	Short-Term Municipal Income Fund

Interview with your fund’s portfolio manager

Susan, how would you describe the general market environment for municipal bonds during the reporting period ended November 30, 2013?

The market environment proved challenging with a slew of countervailing factors influencing the performance of municipal bonds. In the early part of the period, the market environment was positive, buoyed by an improving economic backdrop and increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. The municipal bond market enjoyed favorable market conditions during this time and benefited from rates moving lower and prices increasing. However, the market environment became less hospitable in May given the continued improvement in the U.S. economy, which raised concerns about the Federal Reserve paring back its stimulative bond-buying program, known as quantitative easing [QE]. Since bond prices tend to move in the opposite direction of rates, the rise in rates weighed on the performance of tax-exempt municipal securities for most of the summer months.

Technical pressures — that is, supply-and-demand dynamics — also created a headwind. Faced with the prospect of higher interest rates, many retail investors sold their municipal bond investments. In addition, Detroit’s bankruptcy and Puerto Rico’s debt challenges added to investor fears about the asset class. By September, however, the

This comparison shows your fund’s performance in the context of broad market indexes for the period from 3/18/13 (commencement of operations) to 11/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Short-Term Municipal Income Fund	5

technical backdrop improved somewhat, contributing to the first positive month of performance for tax-free securities since April. Municipal bond prices rallied as demand from value-conscious retail and non-traditional, or so-called “crossover,” buyers picked up, and outflows from municipal bond funds slowed. In addition, a significant reduction in refunding activity took place across the municipal bond market given the higher-rate environment. This combination of diminished supply and somewhat improved demand was beneficial for municipal bond prices for the remainder of the period.

Seeing a more uneven economic climate than it had expected, as well as the fiscal and political discord in Washington, the Fed at its mid-September meeting held off setting a timetable for scaling back QE, keeping bond purchases unchanged. Following this surprise decision, municipal bonds generally rallied and interest rates declined somewhat. The markets saw more relief in late October, as lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default. Finally, to end the period, November brought somewhat muted municipal bond performance.

How did the fund perform in this fluid environment?

The fund’s focus on short-term municipal bonds helped to soften the impact of market volatility on the portfolio due to their relatively lower interest-rate sensitivity compared with longer-term municipal bonds. This is highlighted by the fact that shorter-maturity municipal bonds, as measured by

Allocations are shown as a percentage of the fund’s net assets as of 11/30/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Short-Term Municipal Income Fund

the fund’s benchmark index, the Barclays 3-Year Municipal Bond Index, returned 0.80% for the reporting period, while longer-maturity municipal securities, as measured by the Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds, posted a return of –2.41% for the reporting period.

Since its launch on March 18, 2013, through the end of the reporting period on November 30, 2013, Putnam Short-Term Municipal Income Fund trailed its benchmark. This result was due, in part, to the fund becoming fully invested in short-term municipal bonds during a period of low interest rates in March and April, just before the municipal market began selling off in May. The fund was launched in a period of extremely low yields and tight spreads, which created a drag on performance. In comparison, the benchmark’s holdings include more older, higher coupon municipal bonds that have provided greater income. Our avoidance of bonds issued in Puerto Rico and Detroit, however, was beneficial for performance.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Short-Term Municipal Income Fund	7

Could you speak to the fund’s strategy and how you positioned the portfolio during the period?

In general, we seek to position the fund to offer a competitive tax-free yield while striving to protect investors’ capital through prudent security selection and active risk management. The portfolio is mainly invested in a range of high-quality, short-term municipal bonds from across the nation. Initially the fund was in ramp-up stage and the goal was to become fully invested while at the same time becoming adequately diversified across ratings, states, and sectors. Given that this is a very short-maturity fund, we were also mindful to diversify by maturities on a monthly basis so that we would not be hit with uneven or rather large cash flows in any particular month. During the period, the fund was weighted more toward essential service revenue bonds than G.O. [general obligation] bonds. Revenue bonds are issued by state and local governments to finance specific revenue-generating projects, and the projects’ receipts are used to service the debt.

From a credit-quality perspective, we have favored higher-quality municipal bonds rated Aa and Aaa, because spreads on the short end of the curve were so tight that, for the most part, investing in municipal bonds rated Baa and below did not offer attractive enough relative value opportunities during the period. Our sector overweights included continuing-care retirement communities, essential service utilities, and higher education. We also found select opportunities in the land sector to help add yield to the portfolio.

How are you managing the risk posed by higher interest rates?

We expect continued pressure on interest rates and yield spreads as investors adjust their expectations about Fed policy. However, we believe it is unlikely that rates are going to suddenly spike as they did in May and June of 2013. It is our expectation that the Fed will not raise rates on the short end of the curve for some time and thus we expect less volatility for the fund. If yields do move higher on the short end of the curve, we may view it as an opportunity to add attractively valued securities to the fund.

Periods of high volatility, although unpleasant for investors, may offer attractive buying opportunities. We believe our fundamental research will help to unlock these opportunities and provide return potential. The municipal bond market is exceptionally diverse, composed of small issuers, complex instruments, and an array of market participants with varying return objectives. We believe this market dynamic presents inefficiencies that could result in attractive investment opportunities.

How would you describe the general health of the municipal bond market?

We have seen steady improvement for states and most local governments given the general progress in employment, economic growth, and consumer confidence, all of which has contributed to rising tax collections. Given improvements in state budget forecasts, the credit rating agency Moody’s, after five years of negative ratings, revised its outlook for U.S. states in August to “stable.” Credit quality at the state level remains quite high, with 30 of the 50 states holding either an Aaa or Aa1 rating, the two highest possible ratings. Looking ahead, our outlook is for continued stabilization of states’ economies.

In 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market, and they remained near this level during 2013 as well. Thus, we think that much of the volatility in the municipal bond market in recent months had more to do with interest-rate risk than with credit risk. In our opinion, the significance of defaults and downgrades is the headline risk that emerges from occasional isolated incidents of insolvency. For example,

8	Short-Term Municipal Income Fund

Puerto Rico’s debt was downgraded by Standard & Poor’s this past spring and by Moody’s in 2012, and the considerable negative coverage of its strained economy led to a heavy sell-off in August. While its government has taken measures in an attempt to mend its credit profile, most notably by introducing proposals for pension reform and raising tax revenues, we believe the bonds are likely to remain pressured due to Puerto Rico’s struggling economy.

Also, the city of Detroit filed for Chapter 9 bankruptcy in July. Although Detroit’s filing, the largest Chapter 9 filing in history, was a large headline event, we continue to believe that Chapter 9 filings remain isolated and do not expect a large impact on the broader municipal bond market. At the same time, we continue to monitor the legal proceedings because they have the potential to set new precedents that can influence the market.

What is your outlook for the municipal bond market in 2014?

The reporting period proved to be a volatile time for municipal bonds, and market conditions remain less than robust. However, we continue to believe that municipal bonds should be part of a diversified portfolio for long-term investors seeking tax-free income.

In our view, technical factors in the market are the big wild card. Tax-exempt municipal fund outflows have put downward pressure on prices. Although we have seen some institutional crossover buyers come into the market to help support prices, we think it is unlikely that we will see volatility subside until outflows and rate volatility diminish. As I mentioned previously, the overall fundamental credit outlook of municipal bonds appears solid. With regard to tax policy, many issues remain unresolved, including the debt ceiling and the potential for broader tax reform — both of which could affect the value of municipal bonds.

We expect to continue to position and diversify the portfolio as we have throughout the year. Our efforts remain focused on the pursuit of high current tax-exempt income consistent with capital preservation.

Thank you, Susan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Susan A. McCormack holds an M.B.A. from the Stanford Graduate School of Business at Stanford University and an A.B. from Dartmouth College. A CFA charterholder, she joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Susan, your fund’s portfolio managers are Paul M. Drury, CFA, and Thalia Meehan, CFA.

Short-Term Municipal Income Fund	9

IN THE NEWS

The U.S. unemployment rate has been on a steady decline as of late, recently dipping to 7% for the first time in five years. In what was the first full assessment of the nation’s jobs picture since the 16-day partial government shutdown in early October, the lower unemployment rate is a clear indicator that the U.S. economy has measurably improved since the 2008 financial crisis that rattled markets and economies worldwide. The unemployment rate peaked at 10% in October 2009, according to the Labor Department. The improving job situation also means that the Federal Reserve may be more inclined to begin winding down its $85-billion-a-month asset purchase program in the near future. The Fed’s stimulus efforts have helped keep interest rates low with the goal of fostering economic growth and lowering unemployment. The central bank has stated that it would start tapering its quantitative-easing program when it sees “real and sustainable” progress in job gains.

10	Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period from the fund’s commencement of operations (March 18, 2013) through November 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 11/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	0.41%	–0.60%	0.28%	–0.72%	0.21%	–0.79	0.38%	–0.38%	0.57%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For the period, the fund had expense limitations, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For the period ended 11/30/13

	Barclays 3-Year Municipal	Lipper Short Municipal Debt
	Bond Index	Funds category average*

Life of fund	0.80%	–0.09%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the life-of-fund period ended 11/30/13, there were 98 funds in this Lipper category.

Short-Term Municipal Income Fund	11

Fund price and distribution information For the period ended 11/30/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	9		9	9	9		9

Income [1]	$0.020622		$0.008229	$0.000665	$0.017613		$0.037162

Capital gains [2]	—		—	—	—		—

Total	$0.020622		$0.008229	$0.000665	$0.017613		$0.037162

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

3/18/13*	$10.00	$10.10	$10.00	$10.00	$10.00	$10.08	$10.00

11/30/13	10.02	10.12	10.02	10.02	10.02	10.10	10.02

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	0.36%	0.36%	0.17%	0.01%	0.31%	0.31%	0.60%

Taxable equivalent [4]	0.64	0.64	0.30	0.02	0.55	0.55	1.06

Current 30-day SEC yield
(with expense limitation) [5,6]	N/A	0.22	0.04	-0.28	N/A	0.18	0.41

Taxable equivalent [4]	N/A	0.39	0.07	-0.49	N/A	0.32	0.72

Current 30-day SEC yield
(without expense limitation) [6]	N/A	–1.00	–1.19	–1.51	N/A	–1.05	–0.87

Taxable equivalent [4]	N/A	–1.77	–2.10	–2.67	N/A	–1.86	–1.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 For the period, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Short-Term Municipal Income Fund

Fund performance as of most recent calendar quarter
Total return for the period ended 12/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	0.42%	–0.58%	0.28%	–0.72%	0.21%	–0.79%	0.39%	–0.36%	0.61%

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,028 ($9,928 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,021 ($9,921 after contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $9,962. A $10,000 investment in the fund’s class Y shares would have been valued at $10,057.

Short-Term Municipal Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Estimated net expenses for the fiscal year
ended 11/30/13*†	0.60%	0.80%	1.35%	0.65%	0.35%

Estimated total annual operating expenses for
the fiscal year ended 11/30/13†	1.03%	1.23%	1.78%	1.08%	0.78%

Annualized expense ratio for the six-month
period ended 11/30/13‡	0.60%	0.80%	0.90%**	0.65%	0.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

†Other expenses are based on estimated amounts for the current fiscal year.

‡For the fund’s most recent fiscal half year; may differ from expense ratios based on current fiscal period data in the financial highlights.

** Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the class.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2013, to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.01	$4.01	$4.57	$3.26	$1.76

Ending value (after expenses)	$1,000.70	$999.70	$999.10	$1,000.40	$1,001.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Short-Term Municipal Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2013, use the following calculation method. To find the value of your investment on June 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.04	$4.05	$4.62	$3.29	$1.78

Ending value (after expenses)	$1,022.06	$1,021.06	$1,020.50	$1,021.81	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16	Short-Term Municipal Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2013, Putnam employees had approximately $427,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short-Term Municipal Income Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Short-Term Municipal Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

Short-Term Municipal Income Fund	19

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders. (Your fund is a relatively new fund, and the Trustees initially approved your fund’s management contract in December 2012).

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management

20 Short-Term Municipal Income Fund

fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii)  a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply during their fiscal years ending in 2012. These expense limitations did not apply to your fund in 2012 because it did not commence operations until March 2013. However, these limitations remain in effect and may benefit your fund in subsequent years. In addition, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of your fund through June 30, 2014 to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing contract and investment management contract) exceed an annual rate of 0.35% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

In connection with their initial approval of your fund’s management and sub-management contract in December 2012, the Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined

Short-Term Municipal Income Fund	21

basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated

22 Short-Term Municipal Income Fund

performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. Because your fund commenced operations on March 18, 2013, the Trustees were not able to consider one-year, three-year, or five-year performance for your fund.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management

Short-Term Municipal Income Fund	23

contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

24 Short-Term Municipal Income Fund

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Short-Term Municipal Income Fund	25

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Short-Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Short-Term Municipal Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period from March 18, 2013 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short-Term Municipal Income Fund as of November 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period from March 18, 2013 to November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 10, 2014

Short-Term Municipal Income Fund	27

The fund’s portfolio 11/30/13

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FNMA Coll. Federal National Mortgage
AGM Assured Guaranty Municipal Corporation	Association Collateralized
AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	Q-SBLF Qualified School Board Loan Fund
Radian Insd. Radian Group Insured

MUNICIPAL BONDS AND NOTES (90.8%)*	Rating**	Principal amount	Value

Arizona (2.0%)
AZ Agricultural Impt. & Pwr. Dist. Elec.
Syst. Rev. Bonds
Ser. B, 4s, 1/1/16	Aa1	$25,000	$26,896
Ser. A, 3s, 1/1/16	Aa1	35,000	36,931

AZ Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.)
Ser. A, 5s, 1/1/17	AA–	50,000	56,252
Ser. D, 5s, 1/1/15	AA–	25,000	26,210

AZ State Trans. Board Hwy. Rev. Bonds (Maricopa
Cnty.), 5s, 7/1/14	Aa1	35,000	35,973

AZ State U. Rev. Bonds, Ser. 08-C, 5 1/2s, 7/1/15	AA	50,000	54,033

Northern AZ U. Rev. Bonds, NATL, FGIC,
5 1/4s, 6/1/15	A1	45,000	47,755

U. Med. Ctr. Corp. Rev. Bonds, 5s, 7/1/17	Baa1	75,000	81,911

			365,961
Arkansas (0.4%)
Rogers, Rev. Bonds (Sales and Use Tax),
3s, 11/1/14	AA	70,000	71,771

			71,771
California (14.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(O’Connor Woods), 3s, 1/1/16	A	70,000	73,030

Bay Area Toll Auth. of CA Rev. Bonds (San
Francisco Bay Area), Ser. F, 5s, 4/1/15	AA	30,000	31,875

CA Edl. Fac. Auth. Rev. Bonds (U. of the Pacific),
5s, 11/1/14	A2	40,000	41,678

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Cedars-Sinai Med. Ctr.), 5s, 11/15/15	A2	50,000	54,396
(Northern CA Retirement Officers), 4s, 1/1/16	A	50,000	53,073

CA Poll. Control Fin. Auth. Rev. Bonds (San Diego
Gas & Elect., Co.), Ser. A, AMBAC, 5.9s, 6/1/14	A2	10,000	10,273

CA State G.O. Bonds, 5s, 9/1/15	A1	25,000	27,008

CA State Mandatory Put Bonds (12/1/16),
4s, 12/1/26	A1	150,000	161,702

CA State Dept. of Wtr. Resources Rev. Bonds,
Ser. L, 5s, 5/1/14	Aa3	150,000	152,963

28 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

California cont.
CA State Pub. Wks. Board Rev. Bonds (Dept.
of Forestry & Fire), Ser. E, 5s, 11/1/15	A2	$100,000	$108,536

CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (4/2/18) (Southern CA Edison Co.),
1 3/8s, 4/1/28	A1	75,000	73,647

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Henry Mayo Newhall Memorial Hosp.),
5s, 10/1/16	A	45,000	49,802
(Kaiser Credit Group), Ser. A, 5s, 4/1/14	A+	20,000	20,314

Chula Vista, Muni. Fin. Auth. Special Tax
Bonds, 5s, 9/1/16	BBB+	75,000	81,139

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 4s, 9/1/17	BBB+	25,000	25,860

Fontana, School Dist. G.O. Bonds, Ser. A, AGM,
5 1/4s, 8/1/23 (Prerefunded 8/1/14)	Aa3	120,000	124,001

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, 5s, 6/1/17	A2	50,000	56,277

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election 2012), Ser. A, 2s, 8/1/15	Aa2	100,000	102,810

Imperial Irrigation Elec. Dist. Rev. Bonds,
5s, 11/1/14	AA–	50,000	52,111

Infrastructure & Econ. Dev. Bank Rev. Bonds
(CA Indpt. Syst. Operator), 3s, 2/1/16	A1	100,000	105,205

Irvine, Special Tax Bonds (Cmnty. Facs. Dist. No.
2005), Ser. 2, 4s, 9/1/18	BBB	75,000	79,826

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Dist. No. 1), 4s, 9/2/16	BBB–	50,000	52,918

Los Angeles, G.O. Bonds, Ser. A
NATL, FGIC, 5 1/4s, 9/1/15	Aa2	35,000	38,001
AGM, 4s, 9/1/14	Aa2	50,000	51,415

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5 1/4s, 5/15/24	AA	20,000	22,185

Los Angeles, Wastewater Syst. Rev. Bonds,
Ser. A, 5s, 6/1/14	AA+	25,000	25,593

Metro. Wtr. Dist. Rev. Bonds, Ser. B-3, NATL, 5s,
10/1/19 (Prerefunded 10/1/14)	AAA	270,000	280,724

Modesto, Irrigation Dist. Elec. Rev. Bonds,
Ser. A, 5s, 7/1/19	A+	30,000	35,105

Mt. San Antonio, Cmnty College Dist. G.O. Bonds
Ser. A, 5s, 9/1/15	Aa2	100,000	108,140
(Election of 2008), Ser. A, 2s, 8/1/15	Aa2	100,000	102,810

North Natomas, Cmnty. Fac. Special Tax Bonds,
Ser. E, 5s, 9/1/16	BBB+	75,000	80,972

Northern CA Pwr. Agcy. Rev. Bonds
(Geothermal No. 3), Ser. A, 5 1/4s, 7/1/20	A1	40,000	46,504
(Hydroelec. Project No. 1-C), AGM, 5s, 7/1/16	AA–	40,000	44,240

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election of 2012), 4s, 8/1/14	BBB/P	75,000	76,512

Orange Cnty, Sanitation Dist. COP, Ser. B,
AGM, 5s, 2/1/14	AAA	50,000	50,370

Short-Term Municipal Income Fund 29

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

California cont.
Roseville, Elec. Syst. Fin. Auth. Rev.
Bonds, 3s, 2/1/15	A+	$50,000	$51,631

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/14	AA–	30,000	31,001

San Jose, Arpt. Rev. Bonds, Ser. A,
AMBAC, 5s, 3/1/15	A2	40,000	42,179

Southern CA Pub. Pwr. Auth. Rev. Bonds (San
Pwr. Systs.), Ser. A, AGM, 5s, 1/1/15	AA–	75,000	78,856

			2,704,682
Colorado (0.7%)
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5s, 11/15/16	A2	75,000	82,837
4s, 11/15/17	A1	20,000	21,749

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1,
NATL, 5 1/4s, 9/1/18	A	20,000	22,236

			126,822
Connecticut (0.9%)
CT State G.O. Bonds
Ser. B, 5s, 12/1/14	AA	35,000	36,674
Ser. D, AGM, 5s, 11/15/14	AA	20,000	20,914

CT State Hlth. & Edl. Fac. Auth. Mandatory Put
Bonds (7/21/16) (Yale U.), Ser. A, 1.35s, 7/1/42	Aaa	75,000	76,150

South Central, Regl. Wtr. Auth. Syst. Rev. Bonds,
Ser. 20, NATL, 4 1/2s, 8/1/14	Aa3	25,000	25,714

			159,452
District of Colombia (0.4%)
DC G.O. Bonds, Ser. C, AGM, 5s, 6/1/16	Aa2	75,000	83,366

			83,366
Florida (3.0%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. L,
AMBAC, 5s, 10/1/14	A1	60,000	62,362

Citizens Property Insurance Corp. Rev. Bonds
(High Act), Ser. A-1, 5 3/8s, 6/1/16	A+	15,000	16,631
AGM, 5s, 6/1/14	AA–	25,000	25,582

Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
(Baptist Hosp., Inc.), 5s, 8/15/18	Baa1	60,000	65,604

FL State G.O. Bonds (Dept. of Trans.),
Ser. A, 5s, 7/1/14	AAA	35,000	35,973

FL State Rev. Bonds, Ser. A, 5s, 7/1/14	Aa3	50,000	51,364

FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr.), Ser. A, 4s, 10/1/16	A2	50,000	54,168

Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth. Syst.), Ser. A, 5s, 11/15/14	Aa3	30,000	31,327

Kissimmee, Util. Auth. Rev. Bonds, AMBAC,
5s, 10/1/16	A1	50,000	53,513

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, Ser. B,
AGM, 5s, 10/1/15	Aa3	50,000	54,216

South Broward, Hosp. Dist. Rev. Bonds (South
Broward Hosp. Dist.), 4s, 5/1/16	Aa3	100,000	107,667

			558,407

30 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

Georgia (1.9%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds,
Ser. B, 5s, 1/1/16	A1	$125,000	$136,488

Bartow Cnty., Dev. Auth. Mandatory Put Bonds
(8/10/17) (GA Power Co. — Plant Bowen),
2 3/8s, 9/1/29	A	100,000	102,435

Clayton Cnty., Wtr. & Swr. Rev. Bonds, 2s, 5/1/14	AA+	65,000	65,491

Main St. Natural Gas, Inc. Rev. Bonds, Ser. A,
5s, 3/15/14	A	50,000	50,500

			354,914
Hawaii (0.6%)
HI State G.O. Bonds, Ser. EK, 5s, 8/1/16	Aa2	100,000	111,840

			111,840
Illinois (4.7%)
Chicago, G.O. Bonds, AMBAC, 4s, 12/1/14	A+	100,000	103,397

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5s, 1/1/17	A2	100,000	111,021
Ser. D, AGM, 4s, 1/1/18	AA–	75,000	81,393

Chicago, Waste Wtr. Transmission Rev. Bonds
NATL, 5 1/2s, 1/1/17	A+	50,000	55,541
Ser. A, 5s, 1/1/15	Aa1	50,000	52,465
3s, 1/1/14	A+	75,000	75,149

Chicago, Wtr. Reclamation Dist. G.O. Bonds,
Ser. C, 5s, 12/1/15	AAA	105,000	114,264

Cook Cnty., G.O. Bonds (Arlington Heights Twp.
Dist. No. 21), NATL, 4s, 12/1/15	Aa1	25,000	26,701

IL State G.O. Bonds, 5s, 7/1/17	A3	50,000	55,095

IL State Rev. Bonds
NATL, FGIC, 5 1/2s, 6/15/16	AAA	40,000	44,679
Ser. B, 5s, 6/15/15	AAA	25,000	26,761

Regl. Trans. Auth. Rev. Bonds, AGM,
5 3/4s, 6/1/15	AA	125,000	134,565

			881,031
Indiana (1.1%)
Concord, Cmnty. Schools Bldg. Corp. Rev. Bonds
(First Mtge.), NATL, 4 1/4s, 7/1/14	AA+	100,000	102,262

Indianapolis, Rev. Bonds, Ser. B, 5s, 2/1/15	Aa2	100,000	105,526

			207,788
Louisiana (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5s, 5/15/16	A	50,000	54,152

			54,152
Maryland (3.0%)
MD State G.O. Bonds
5 1/2s, 3/1/15	Aaa	25,000	26,639
Ser. A, 5 1/4s, 3/1/16	Aaa	30,000	33,279

MD State Econ. Dev. Corp. Rev. Bonds (Salisbury
U.), 3s, 6/1/14	Baa3	25,000	25,168

Short-Term Municipal Income Fund	31

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

Maryland cont.
MD State Trans. Auth. Rev. Bonds
5 1/4s, 3/1/15	AAA	$200,000	$212,362
5s, 3/1/16	AAA	135,000	148,653
4s, 9/1/14	AAA	50,000	51,419

Montgomery Cnty., COP (Public Trans.
Equip.), 4s, 5/1/15	Aa1	50,000	52,540

			550,060
Massachusetts (2.9%)
Dracut, G.O. Bonds, Ser. B, 2s, 7/15/14	A+	40,000	40,375

MA State G.O. Bonds
Ser. C, AGM, 4s, 8/1/16	Aa1	25,000	27,322
Ser. D, 4s, 8/1/16	Aa1	30,000	32,769
Ser. C, 4s, 1/1/14	Aa1	100,000	100,298

MA State Clean Energy Cooperative Corp. Rev.
Bonds (Muni. Ltg. Plant Coop.), 4s, 7/1/17	A1	50,000	55,292

MA State Dev. Fin. Agcy. Rev. Bonds (Loomis
Cmntys.), Ser. A, 3s, 1/1/17	BBB–	75,000	74,846

MA State Hlth. & Edl. Fac. Auth. Mandatory Put
Bonds (4/1/16) (U. of MA), Ser. A, 0.7s, 11/1/30	Aa2	50,000	49,885

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), 5s, 7/1/16	BBB+	25,000	26,899
(Northeastern U.), Ser. R, 4 1/2s, 10/1/15	A2	25,000	26,705

New Bedford, G.O. Bonds (State
Qualified), 3s, 3/1/14	Aa2	100,000	100,688

			535,079
Michigan (4.0%)
Dexter, G.O. Bonds (School Bldg. & Site), AGM,
Q-SBLF, 5s, 5/1/14	Aa2	25,000	25,485

Lansing, Board of Wtr. & Ltg. Util. Syst. Rev.
Bonds, Ser. A, 2s, 7/1/14	Aa3	50,000	50,503

MI Pub. Pwr. Agcy. Rev. Bonds (Belle River),
Ser. A, NATL, 5 1/4s, 1/1/15	AA	25,000	26,302

MI State Rev. Bonds, AGM, 4 1/2s, 9/15/15	AA	100,000	107,100

MI State Bldg. Auth. Rev. Bonds (Fac. Program),
Ser. II-A, 3s, 10/15/14	Aa3	25,000	25,521

MI State Fin. Auth. Rev. Bonds (Unemployment
Oblig. Assmt.), 5s, 7/1/16	Aaa	150,000	166,799

MI State Hosp. Fin. Auth. Rev. Bonds
(Henry Ford Hlth. Syst.), Ser. A, 5s, 11/15/16	A2	20,000	22,035
(Sparrow Hosp.), 5s, 11/15/16	A1	25,000	27,590

MI State Muni. Bond Auth. Rev. Bonds (Local
Govt. Loan Program), Ser. C, Q-SBLF, 5s, 5/1/14	Aa2	75,000	76,466

MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
2 3/4s, 11/15/17	BBB+/F	75,000	74,389

MI State Trunk Line Fund Rev. Bonds, Ser. A,
NATL, 5 1/4s, 11/1/15	AA+	25,000	27,303

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 1/2s, 6/1/15	Baa2	30,000	31,654

32 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit
Metro. Arpt.), 5s, 12/1/15	AA–	$25,000	$27,024

Zeeland, Pub. Schools G.O. Bonds, AGM,
Q-SBLF, 5s, 5/1/15	Aa3	50,000	53,095

			741,266
Minnesota (3.8%)
Hennepin Cnty., G.O. Bonds, Ser. A,
4 1/4s, 12/1/13	Aaa	50,000	50,000

Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, AMBAC, 5s, 1/1/15	A	80,000	83,961

Minneapolis, G.O. Bonds, Ser. A, zero %, 12/1/15	AAA	10,000	9,923

MN State G.O. Bonds
(Hwy. & Var. Purpose), 5s, 8/1/16	Aa1	25,000	27,981
Ser. F, 4s, 8/1/14	Aa1	50,000	51,260

MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
5s, 10/1/16	A3	100,000	111,440
5s, 10/1/15	A3	55,000	59,428
5s, 10/1/14	A3	50,000	51,884

Olmsted Cnty., G.O. Bonds (Resource Recvy.),
Ser. A, 4s, 2/1/15	Aaa	25,000	26,069

Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, AMBAC, 5 1/4s, 1/1/17	A1	35,000	39,573

St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev.
Bonds (Allina Hlth. Syst.), 5s, 11/15/14	Aa3	75,000	78,244

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (Regions Hosp.), 5 1/4s, 5/15/17	A2	25,000	27,472

U. of MN Rev. Bonds (State Supported Stadium
Debt), 5s, 8/1/15	Aa1	50,000	53,893

Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
AGM, 5s, 1/1/16	Aa3	25,000	27,319

			698,447
Missouri (0.6%)
MO State Hwy. & Transit Comm. Rev. Bonds,
Ser. A, 5s, 5/1/15	Aa1	100,000	106,688

			106,688
Nebraska (0.2%)
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A, 4s, 1/1/14	A1	45,000	45,132

			45,132
Nevada (2.1%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Dist.
No. 142 Mountain Edge Local Impt.), 3s, 8/1/14	BBB–	75,000	75,492

Henderson G.O. Bonds (Wtr. & Swr.),
NATL, 5s, 9/1/14	Aa2	30,000	31,064

Las Vegas, Special Assmt. Bonds (Dist. No. 607
Local Impt.), 3s, 6/1/16	BB/P	25,000	25,030

NV State Rev. Bonds, 5s, 6/1/16	Aaa	150,000	166,892

NV State Hwy. Rev. Bonds (Motor Vehicle Fuel
Tax), 5s, 12/1/15	AA+	85,000	92,749

			391,227
New Hampshire (0.5%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Concord
Hosp. Oblig. Group), Ser. A, 3s, 10/1/15	A2	85,000	88,160

			88,160

Short-Term Municipal Income Fund	33

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

New Jersey (4.6%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, 3s, 10/1/15	Aa2	$100,000	$104,891

Essex Cnty., Impt. Auth. Rev. Bonds, AGM,
5s, 12/15/13	Aa2	30,000	30,050

Monmouth Cnty., G.O. Bonds, 3 1/4s, 12/1/13	Aaa	25,000	25,000

Morris Cnty., G.O. Bonds, 3 3/4s, 2/1/15	Aaa	110,000	114,542

NJ State G.O. Bonds, 5s, 6/1/15	Aa3	25,000	26,759

NJ State Econ. Dev. Auth. Mandatory Put Bonds
(1/2/14) (El Dorado), Ser. A, 0.55s, 12/1/21	Baa2	100,000	100,001

NJ State Econ. Dev. Auth. Rev. Bonds (School
Fac. Construction)
Ser. KK, 5s, 3/1/16	A1	20,000	21,928
Ser. W, 5s, 3/1/16	A1	25,000	27,410

NJ State Edl. Fac. Auth. Rev. Bonds (Ramapo
College of NJ), Ser. I, AMBAC, 5s, 7/1/16	A2	50,000	54,497

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 5 3/4s, 7/1/15	BBB–	15,000	15,258
(South Jersey Hosp., Inc.), 5s, 7/1/16	A2	20,000	21,645
(St. Barnabas Hlth.), Ser. A, 3 1/4s, 7/1/16	Baa1	25,000	25,647

NJ State Tpk. Auth. Rev. Bonds, NATL,
6 1/2s, 1/1/16	A+	90,000	100,833

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, NATL, 5 1/4s, 12/15/14	A1	90,000	94,648

Ocean Cnty., G.O. Bonds, 4s, 8/1/16	Aaa	75,000	81,798

			844,907
New Mexico (2.3%)
Albuquerque Bernalillo Cnty., Wtr. & Swr. Rev.
Bonds, Ser. A, AMBAC, 4 1/4s, 7/1/15	AA+	200,000	212,436

NM State U. Rev. Bonds, Ser. A, 4s, 4/1/15	Aa2	25,000	26,239

Santa Fe, Waste Wtr. Syst. Rev. Bonds,
Ser. B, 2s, 6/1/15	AA	50,000	51,083

Santa Fe, Wtr. Util. Rev. Bonds, Ser. D, 5s, 6/1/14	AA+	125,000	127,966

			417,724
New York (10.1%)
Metro. Trans. Auth. Rev. Bonds, Ser. F,
5s, 11/15/15	A2	75,000	81,654

Metro. Trans. Auth. Dedicated Tax Rev. Bonds,
Ser. A, FHLMC Coll., FNMA Coll.,GNMA Coll., 5s,
4/1/23 (Prerefunded 10/1/15)	AA+	180,000	195,489

Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. B, 3s, 12/1/15	A–	50,000	52,008

Nassau Cnty., Local Econ. Assistance Corp. Rev.
Bonds (South Nassau Cmntys. Hosp.), 4s, 7/1/16	A3	25,000	26,671

NY City, G.O. Bonds, Ser. E-1
AMBAC, 4s, 8/1/15	Aa2	25,000	26,529
3 1/2s, 2/1/14	Aa2	100,000	100,520

NY City, Transitional Fin. Auth. Rev. Bonds,
5s, 11/1/15	AAA	135,000	146,956

34 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/17	A3	$85,000	$96,046
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/16	AA–	100,000	105,401
(Trustees of Columbia U.), Ser. AA, 5s, 7/1/15	Aaa	215,000	231,220

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (The New School), 4s, 7/1/16	A3	50,000	53,671

NY State Env. Fac. Corp. Solid Waste Disp.
Mandatory Put Bonds (2/3/14) (Waste
Management, Inc.), 0.7s, 5/1/30	BBB	150,000	150,078

NY State Thruway Auth. Rev. Bonds
Ser. A-1, 4 1/2s, 4/1/15	AA	15,000	15,839
Ser. A-2, 4s, 4/1/16	AA	50,000	54,040

NY State Thruway Auth. Local Hwy. &
Bridge Rev. Bonds
5s, 4/1/16	AA–	50,000	55,194
(Local Hwy. & Bridge), Ser. A, 5s, 4/1/16	AA–	100,000	110,388

NY State Urban Dev. Corp. Rev. Bonds (State
Personal Income Tax), Ser. A, 5s, 3/15/16	AAA	100,000	110,191

Port Auth. of NY & NJ Rev. Bonds, Ser. 178
5s, 12/1/16	Aa3	100,000	112,550
4s, 12/1/15	Aa3	100,000	106,948

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Kendal on Hudson), 3s, 1/1/17	BBB/F	50,000	50,073

			1,881,466
North Carolina (0.7%)
Lenoir Cnty., G.O. Bonds, AGM, 4s, 2/1/16	Aa2	100,000	107,280

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(The Forest at Duke, Inc.), 4.6s, 9/1/16	BBB+/F	20,000	20,697

			127,977
Ohio (3.9%)
Akron, Bath Copley JT Twp. Hosp. Fac. Rev.
Bonds (Summa Hlth. Syst.), Ser. A, Radian Insd.,
5 1/4s, 11/15/14	Baa1	10,000	10,400

Cleveland, Wtr. Rev. Bonds, Ser. O,
NATL, 5s, 1/1/15	Aa1	35,000	36,803

Cuyahoga Cnty. G.O. Bonds, 5s, 12/1/15	Aa1	50,000	54,621

Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev.
Bonds (Kendal at Oberlin), 3s, 11/15/16	A–	50,000	50,806

OH State G.O. Bonds
(Higher Ed.), Ser. C, 5s, 8/1/16	Aa1	25,000	27,946
(Buckeye Savers), Ser. K, 5s, 5/1/15	AAA	100,000	106,688
(Common Schools), Ser. A, 4 1/2s, 9/15/24
(Prerefunded 3/15/15)	Aa1	100,000	105,430

OH State Bldg. Auth. Rev. Bonds, Ser. A,
AGM, 5s, 4/1/16	Aa2	20,000	22,014

OH State Higher Ed. Fac. Comm. Rev. Bonds
(Case Western Reserve U.), 3s, 12/1/16 ##	AA–	100,000	106,613

OH State Higher Edl. Fac. Comm. Rev. Bonds (U.
of Dayton), FGIC, 4 1/4s, 12/1/14	A2	50,000	51,919

Short-Term Municipal Income Fund	35

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Hosp. Fac. Rev. Bonds (Cleveland Clinic
Hlth.), Ser. B, 5s, 1/1/15	Aa2	$35,000	$36,663

OH State Wtr. Dev. Auth. Poll. Control Rev. Bonds
(Wtr. Quality), 5 1/4s, 12/1/15	Aaa	100,000	109,759

			719,662
Oregon (1.2%)
OR State G.O. Bonds
Ser. N, 4s, 12/1/16	Aa1	45,000	49,671
(Higher Ed.), Ser. B, 3 1/2s, 8/1/15	Aa1	25,000	26,327

OR State Rev. Bonds, Ser. A, 4s, 4/1/15	AAA	100,000	104,971

Portland, Swr. Syst. Rev. Bonds, Ser. A, NATL
5s, 6/15/16	Aa2	15,000	16,719
5s, 6/15/15	Aa2	15,000	16,085

			213,773
Pennsylvania (5.8%)
Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. Oblig. Group), Ser. A-3, 5s, 11/1/14	AA	35,000	36,468

Bethlehem, PA School Dist. G.O. Bonds, Ser. A,
NATL, 5s, 9/1/14	A1	100,000	103,372

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Social Ministries), 4.15s, 1/1/14	BBB+/F	25,000	25,045

East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds
(Student Svcs., Inc.-Millersville U.), 2 1/4s, 7/1/17	Baa3	40,000	38,857

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Gannon
U.), 3s, 5/1/17	Baa2	35,000	35,225

Franconia, Swr. Auth. Rev. Bonds, NATL,
FGIC, 4s, 1/1/14	A	25,000	25,039

Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev.
Bonds (Lancaster Gen. Hosp.), 3s, 7/1/16	Aa3	35,000	36,502

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/15	AA–	25,000	26,573

North PA, School Dist. G.O. Bonds,
Ser. A, 3s, 3/1/14	Aa2	90,000	90,602

PA G.O. Bonds, 5s, 3/1/16	Aa2	25,000	27,552

PA Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (1/2/14) (Republic
Services, Inc.), Ser. A, 0.7s, 4/1/19	BBB	100,000	100,001

PA Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
1.6s, 10/1/17	AA+	100,000	99,410

PA State G.O. Bonds
Ser. 2, 5s, 4/15/15	Aa2	15,000	15,972
Ser. 1, 5s, 3/15/15	Aa2	45,000	47,743

PA State Econ. Dev. Fin. Auth. Rev. Bonds,
Ser. A, 3s, 1/1/15	Aaa	80,000	82,413

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Temple U.), NATL, 5s, 4/1/16	Aa3	50,000	54,937
Ser. AA, NATL, 4.2s, 6/15/15	Aa3	25,000	25,487

PA State Tpk. Comm. Rev. Bonds, Ser. B,
5s, 12/1/14	A1	20,000	20,934

36 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Tpk. Comm. Oil Franchise Tax Rev.
Bonds, Ser. A, AMBAC
5s, 12/1/16	AA	$25,000	$28,090
5s, 12/1/15	AA	40,000	43,663

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, Ser. A
AGM, 5s, 6/15/16	AA–	20,000	22,201
5s, 6/15/14	A1	40,000	41,004

Pittsburgh, G.O. Bonds, Ser. B, AGM,
5 1/4s, 9/1/16	AA–	50,000	55,646

			1,082,736
Tennessee (0.6%)
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(U. of the South), AMBAC, 4 1/2s, 9/1/30
(Prerefunded 9/1/15)	A+	50,000	53,645

Kingsport, G.O. Bonds, Ser. C, AGO, 3s, 3/1/16	Aa2	50,000	52,611

			106,256
Texas (8.2%)
Austin, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
4s, 11/15/16	Aa2	100,000	109,763

Central TX Regl. Mobility Auth. Rev. Bonds,
5 3/4s, 1/1/17	Baa2	75,000	80,876

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea
Pub. Schools), 5s, 8/15/15	BBB	75,000	78,889

Dallas, Area Rapid Transit Rev. Bonds,
5s, 12/1/14	AA+	100,000	104,763

Galena Park, G.O. Bonds (School Bldg.), PSF,
5 1/2s, 8/15/16	Aaa	25,000	28,280

Hidalgo Cnty., G.O. Bonds, Ser. A, AGO,
3s, 8/15/15	Aa2	50,000	52,284

Houston, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 7/1/15	A	30,000	32,115

Mission, Econ. Dev. Auth. Solid Waste Fac.
Mandatory Put Bonds (2/3/14) (Republic
Services, Inc.), 0.7s, 1/1/26	BBB	150,000	149,963

North TX, Tollway Auth. Mandatory Put Bonds
(1/1/16), Ser. E-3, 5 3/4s, 1/1/38	A2	100,000	109,838

Richardson, Indpt. School Dist. G.O. Bonds, PSFG,
4s, 2/15/16	Aaa	170,000	183,063

San Antonio, G.O. Bonds, 4s, 2/1/16	Aaa	100,000	107,616

San Antonio, Rev. Bonds, NATL, FGIC,
5 1/2s, 5/15/15	Aa1	25,000	26,899

TX State Rev. Bonds (A&M U.), Ser. B, 5s, 5/15/15	Aaa	25,000	26,722

TX State Trans. G.O. Bonds, 4s, 8/1/16	Aaa	200,000	218,852

TX State Trans. Comm. Rev. Bonds,
4 1/8s, 4/1/16	Aaa	100,000	108,393

Waco, Hlth. Facs. Dev. Corp. Rev. Bonds (Hillcrest
Health Syst., Inc.), Ser. A, NATL, 4 1/2s, 8/1/35
(Prerefunded 8/1/16)	A	85,000	94,014

			1,512,330
Utah (0.1%)
UT State G.O. Bonds, Ser. B, 4s, 7/1/15	Aaa	15,000	15,881

			15,881

Short-Term Municipal Income Fund	37

MUNICIPAL BONDS AND NOTES (90.8%)* cont.	Rating**	Principal amount	Value

Virginia (0.9%)
Amelia Cnty., Indl. Dev. Auth. Mandatory
Put Bonds (4/1/14) (Waste Mgmt., Inc.),
0.85s, 4/1/27	BBB	$75,000	$75,059

Henrico Cnty., G.O. Bonds, Ser. A, 5s, 12/1/13	Aaa	60,000	60,000

VA State Pub. School Auth. Rev. Bonds
(Chesterfield), 5s, 1/15/14	Aaa	25,000	25,146

			160,205
Washington (2.8%)
Energy N W, Rev. Bonds (Bonneville Power
Admin.), Ser. A, 5 1/2s, 7/1/14	Aa1	30,000	30,920

King Cnty., G.O. Bonds, Ser. D, 5s, 1/1/16	AAA	50,000	54,748

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/17	AA+	35,000	39,743

Seattle, Wtr. Syst. Rev. Bonds, 5s, 2/1/15	Aa1	55,000	58,046

Tobacco Settlement Auth. of WA Rev.
Bonds, 5s, 6/1/15	A	100,000	106,617

Vancouver, Dwntwn. Redev. Auth. Rev. Bonds
(Conference Ctr.), Ser. A, 3s, 1/1/16	AA	90,000	93,971

WA State G.O. Bonds
Ser. C, 5s, 2/1/15	Aa1	25,000	26,385
Ser. R-2010A, 5s, 1/1/15	Aa1	35,000	36,803
(Motor Vehicle Fuel Tax), Ser. C, 4s, 6/1/15	Aa1	15,000	15,837

WA State Rev. Bonds (Lodging Tax),
Ser. A, 5s, 7/1/14	Aa3	50,000	51,314

			514,384
West Virginia (0.3%)
WV State Econ. Dev. Auth. Poll Control Rev.
Bonds (Appalachian Pwr. Co. — Amos), Ser. C,
3 1/4s, 5/1/19	Baa2	50,000	50,218

			50,218
Wisconsin (1.9%)
Elmbrook, School Dist. G.O. Bonds (School
Bldg. & Impt.), 4s, 4/1/14	Aaa	50,000	50,629

Madison Cnty., G.O. Bonds (Madison Area Tech.
College), Ser. B, 2s, 3/1/16	Aaa	45,000	46,380

Nekoosa, Poll. Control Rev. Bonds (Nekoosa
Papers, Inc.), Ser. A, 5.35s, 7/1/15	Baa2	30,000	31,345

WI State G.O. Bonds, Ser. 1
AMBAC, 5s, 5/1/16	Aa2	50,000	55,392
NATL, 5s, 5/1/14	Aa2	25,000	25,494

WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Three Pillars Sr. Living)
5s, 8/15/28	A–/F	50,000	49,586
3s, 8/15/16	A–/F	75,000	76,463

WI State, Clean Wtr. Rev. Bonds,
Ser. 1, 3s, 6/1/15	Aa1	25,000	25,996

			361,285

TOTAL INVESTMENTS

Total investments (cost $16,807,472)			$16,845,049

38 Short-Term Municipal Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 18, 2013 (commencement of operations) through November 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $18,549,400.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	15.0%
Local debt	14.9
State debt	13.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$16,845,049	$—

Totals by level	$—	$16,845,049	$—

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 39

Statement of assets and liabilities 11/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $16,807,472)	$16,845,049

Cash	1,667,155

Interest and other receivables	191,961

Receivable for shares of the fund sold	57,510

Receivable from Manager (Note 2)	30,217

Unamortized offering costs (Note 1)	31,488

Total assets	18,823,380

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	106,711

Payable for shares of the fund repurchased	258

Payable for custodian fees (Note 2)	4,003

Payable for investor servicing fees (Note 2)	1,352

Payable for Trustee compensation and expenses (Note 2)	94

Payable for administrative services (Note 2)	52

Payable for distribution fees (Note 2)	6,073

Payable for auditing and tax fees	35,670

Payable for offering costs (Note 1)	107,413

Distributions payable to shareholders	3,316

Other accrued expenses	9,038

Total liabilities	273,980
Net assets	$18,549,400

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$18,516,151

Distributions in excess of net investment income (Note 1)	(425)

Accumulated net realized loss on investments (Note 1)	(3,903)

Net unrealized appreciation of investments	37,577

Total — Representing net assets applicable to capital shares outstanding	$18,549,400

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($14,756,374 divided by 1,472,476 shares)	$10.02

Offering price per class A share (100/99.00 of $10.02)*	$10.12

Net asset value and offering price per class B share ($28,480 divided by 2,842 shares)**	$10.02

Net asset value and offering price per class C share ($174,857 divided by 17,451 shares)**	$10.02

Net asset value and redemption price per class M share ($70,327 divided by 7,018 shares)	$10.02

Offering price per class M share (100/99.25 of $10.02)*	$10.10

Net asset value, offering price and redemption price per class Y share
($3,519,362 divided by 351,185 shares)	$10.02

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

40 Short-Term Municipal Income Fund

Statement of operations For the period 3/18/13 (commencement of operations) to 11/30/13

INTEREST INCOME	$81,667

EXPENSES

Compensation of Manager (Note 2)	32,766

Investor servicing fees (Note 2)	4,539

Custodian fees (Note 2)	6,001

Trustee compensation and expenses (Note 2)	647

Distribution fees (Note 2)	23,805

Administrative services (Note 2)	235

Amortization of offering costs (Note 1)	75,925

Reports to shareholders	12,847

Auditing and tax fees	42,162

Other	3,943

Fees waived and reimbursed by Manager (Note 2)	(148,684)

Total expenses	54,186

Expense reduction (Note 2)	(1,020)

Net expenses	53,166

Net investment income	28,501

Net realized loss on investments (Notes 1 and 3)	(3,903)

Net unrealized appreciation of investments during the period	37,577

Net gain on investments	33,674

Net increase in net assets resulting from operations	$62,175

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund	41

Statement of changes in net assets

For the period 3/18/13
(commencement of
INCREASE IN NET ASSETS	operations) to 11/30/13

Operations:
Net investment income	$28,501

Net realized loss on investments	(3,903)

Net unrealized appreciation of investments	37,577

Net increase in net assets resulting from operations	62,175

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(26,239)

Class B	(20)

Class C	(18)

Class M	(64)

Class Y	(2,585)

Increase from capital share transactions (Note 4)	8,516,151

Total increase in net assets	8,549,400

NET ASSETS

Beginning of period (Note 5)	10,000,000

End of period (including distributions in excess of net investment income of $425)	$18,549,400

The accompanying notes are an integral part of these financial statements.

42 Short-Term Municipal Income Fund

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Short-Term Municipal Income Fund 43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

										Ratio	Ratio of net
	Net asset		Net realized							of expenses	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	net assets (%)	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	value (%) [a]	(in thousands)	[b,c,d]	net assets (%) [c,d]	(%) [f]

Class A
November 30, 2013†	$10.00	.02	.02	.04	(.02)	(.02)	$10.02	.41*	$14,756	.41*	.21*	—*

Class B
November 30, 2013†	$10.00	.01	.02	.03	(.01)	(.01)	$10.02	.28*	$28	.55*	.09*	—*

Class C
November 30, 2013†	$10.00	— [e]	.02	.02	— [e]	— [e]	$10.02	.21*	$175	.62*	—* [f]	—*

Class M
November 30, 2013†	$10.00	.02	.02	.04	(.02)	(.02)	$10.02	.38*	$70	.45*	.22*	—*

Class Y
November 30, 2013†	$10.00	.04	.02	.06	(.04)	(.04)	$10.02	.57*	$3,519	.24*	.43*	—*

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

November 30, 2013	1.10%

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

11/30/13

Class A	0.01%

Class B	0.02

Class C	0.33

Class M	0.01

Class Y	0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

44 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 45

Notes to financial statements 11/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 18, 2013 (commencement of operations) through November 30, 2013.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering each class of shares on March 18, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined

46 Short-Term Municipal Income Fund

as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$3,903	$—	$3,903

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Short-Term Municipal Income Fund 47

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$64,923
Unrealized depreciation	(27,346)

Net unrealized appreciation	37,577
Undistributed tax-exempt income	2,891
Capital loss carryforward	(3,903)
Cost for federal income tax purposes	$16,807,472

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $107,413 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $23,214 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

48 Short-Term Municipal Income Fund

This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $122,900 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $2,570 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$843

Class B	2

Class C	851

Class M	1

Total	$1,697

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,203	Class M	11

Class B	8	Class Y	229

Class C	88	Total	$4,539

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,020 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Short-Term Municipal Income Fund 49

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, and 0.30% of the average net assets attributable to class A, class B, class C, and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$21,817	Class M	65

Class B	71	Total	$23,805

Class C	1,852

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.30% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $16,004,915 and $20,000, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 3/18/13 (commencement of
	operations) to 11/30/13

Class A	Shares	Amount

Shares sold	493,392	$4,934,962

Shares issued in connection with reinvestment of distributions	1,986	19,870

	495,378	4,954,832

Shares repurchased	(18,902)	(189,132)

Net increase	476,476	$4,765,700

	For the period 3/18/13 (commencement of
	operations) to 11/30/13

Class B	Shares	Amount

Shares sold	2,854	$28,549

Shares issued in connection with reinvestment of distributions	2	17

	2,856	28,566

Shares repurchased	(1,014)	(10,140)

Net increase	1,842	$18,426

50 Short-Term Municipal Income Fund

	For the period 3/18/13 (commencement of
	operations) to 11/30/13

Class C	Shares	Amount

Shares sold	42,428	$424,837

Shares issued in connection with reinvestment of distributions	2	17

	42,430	424,854

Shares repurchased	(25,979)	(259,635)

Net increase	16,451	$165,219

	For the period 3/18/13 (commencement of
	operations) to 11/30/13

Class M	Shares	Amount

Shares sold	6,012	$59,999

Shares issued in connection with reinvestment of distributions	6	59

	6,018	60,058

Shares repurchased	—	—

Net increase	6,018	$60,058

	For the period 3/18/13 (commencement of
	operations) to 11/30/13

Class Y	Shares	Amount

Shares sold	380,887	$3,813,255

Shares issued in connection with reinvestment of distributions	232	2,319

	381,119	3,815,574

Shares repurchased	(30,934)	(308,826)

Net increase	350,185	$3,506,748

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	997,485	67.74%	$9,994,800

Class B	1,001	35.22	10,030

Class C	1,000	5.73	10,020

Class M	1,001	14.26	10,030

Class Y	1,003	0.29	10,050

At the close of the reporting period, a shareholder of record owned 5.7% of the outstanding shares of the fund.

Short-Term Municipal Income Fund	51

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$9,960,000	996,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class Y	10,000	1,000

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

52 Short-Term Municipal Income Fund

Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Short-Term Municipal Income Fund	53

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

54 Short-Term Municipal Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short-Term Municipal Income Fund	55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

56 Short-Term Municipal Income Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Short-Term Municipal Income Fund	57

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

58 Short-Term Municipal Income Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short-Term Municipal Income Fund 59

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

60 Short-Term Municipal Income Fund

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

AN118
284879 1/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2013*	$37,003	$ —	$5,000	$ —

* :	For the period March 18, 2013 (commencement of operations) to November 30, 2013

For the fiscal year ended November 30, 2013 the fund’s independent auditor billed aggregate non-audit fees in the amount of $5,000 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2013*	$ —	$ —	$ —	$ —

* :	For the period March 18, 2013 (commencement of operations) to November 30, 2013

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2014